SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 21, 2004

BMC Industries, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	1-8467	41-0169210
(State of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

7000 Sunwood Drive
Ramsey, Minnesota		55303
(Address of principal executive offices)		(Zip Code)

(763) 506-9000
(Registrant's telephone number)

Items 1-4.	Not Applicable.

Item 5.	Other Events.

The Registrant has entered into an agreement to sell the assets of its Cortland, N.Y.-based Buckbee-Mears aperture mask and medical stent businesses to International Electron Devices (USA), LLC, a New York limited liability company.  Completion of the transaction is subject to approval of the bankruptcy court in connection with BMC's reorganization under Chapter 11 of the United States Bankruptcy Code and satisfaction of certain closing conditions.  Proceeds from the asset sales will go to repay any outstanding debtor-in-possession financing and a portion of the outstanding indebtedness under its senior secured credit facility.

A press release announcing the sale was issued on July 21 2004, a copy of which is being filed as Exhibit 99.1 to this Form 8-K and which is incorporated herein by reference in its entirety.

Item 6.	Not Applicable.

Item 7.	Financial Statements and Exhibits.

	(a) - (b)	Not Applicable.

	(c)	Exhibits

	Exhibit	Description

	99.1	Press Release issued by BMC Industries, Inc., dated July 21, 2004.

Items 8-12.		Not Applicable.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BMC INDUSTRIES, INC.

Dated: August 6, 2004	By:	/s/Curtis E. Petersen
Curtis E. Petersen
	Its:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description	Method of Filing

99.1	Press Release issued by BMC Industries, Inc., dated July 21, 2004	Electronic Transmission